Convertible Notes	12 Months Ended
Dec. 31, 2022
Convertible Notes [Abstract]
Convertible Notes
10.	CONVERTIBLE NOTES
On December 6, 2021, the Company closed an offering of $225,000 aggregate principal amount of 1.75% convertible senior notes due in 2027 (the “Convertible Notes”, “Notes” and the “Offering”). The Company used a portion of the net proceeds from the Offering to repay in full its $205,000 senior secured credit facility. On December 9, 2021, the initial purchasers under the Offering exercised in full their option to purchase up to an additional $33,750 aggregate principal amount of the Convertible Notes, increasing the total Offering size to $258,750.

The Convertible Notes represent financial instruments that include a debt host accounted for at amortized cost and conversion option and redemption option derivatives, which are separated from the debt host and accounted for at fair value with changes in fair value recorded in the statement of comprehensive loss. These derivatives are accounted for together as a single derivative when separated from the debt host.

	Debt host	Convertible note derivative	Total

	$	$	$
Convertible notes
As at January 1, 2021	-	-	-
Convertible notes principal	157,331	101,419	258,750
Transaction costs	(5,170)	(3,329)	(8,499)
Gain on change in fair value of convertible notes derivative	-	(15,090)	(15,090)
Accrued Interest	1,300	-	1,300
Reclassification of short-term accrued interest to short-term liability	(305)	-	(305)
As at December 31, 2021	153,156	83,000	236,156
Gain on change in fair value of convertible notes derivative	-	(47,655)	(47,655)
Accrued Interest	20,496	-	20,496
Interest payment	(2,755)	-	(2,755)
Reclassification of short-term accrued interest to short-term liability	(1,770)	-	(1,770)
As at December 31, 2022	169,127	35,345	204,472
The fair value of the derivatives was estimated using a partial differential equation method with Monte Carlo simulation with the following inputs: volatility of 64.75%, a risk-free rate of 4.13%, expected dividend of 0%, and credit spread of 9.15%. A gain on change in fair value for the twelve months ended December 31, 2022, of $47,655 was recognized in the statement of comprehensive loss. On July 15, 2022, the Company paid interest of $2,755 due under its Convertible Notes. Accrued interest for the twelve months ended December 31, 2022, of $20,496 was recognized as finance costs in the statement of comprehensive loss.
Valuation of the embedded derivative is highly sensitive to changes in the Company’s share price and to a lesser extent to changes in the risk-free interest rate and the assumed volatility of the Company’s share price. The gain on change in fair value of the derivative for the twelve months ended December 31, 2022 was driven by changes in the underlying valuation assumptions, including a decrease as at December 31, 2022 compared to December 31, 2021, of the Company’s market share price from $29.12 to $18.95 and an increase in the risk-free interest rate from 1.37% to 4.13%.
A reduction/increase of the
 Company’s
share price by 10% would result in a corresponding reduction/increase of the embedded derivative value by 16.5% and 16.9% respectively.
The Convertible Notes are unsecured and accrue interest payable semi-annually in arrears at a rate of 1.75% per annum payable on January 15 and July 15 of each year, beginning on July 15, 2022.
Prior to October 15, 2026, the Notes are convertible at the option of the holders during certain periods, upon the satisfaction of certain conditions including:

(i)	If the Notes’ trading price for any five consecutive trading day period was, on each day, less than 98% of the conversion value of such Notes;

(ii)
if the Company elects to (a) issue equity instruments to all holders of the Company’s common shares entitling them, for a period of not more than 45 calendar days after issue, to subscribe for or purchase common shares at a price per share that is less than the average reported sales prices of the common shares for the 10-trading day period ending the trading day before the announcement of such issuance of equity instruments; or (b) make a distribution to all holders of the Company’s common shares, whether such distribution is of assets, securities, or rights to purchase the Company’s securities, and has a per share value exceeding at least 10% of the trading price of the common shares on the date immediately preceding the announcement date of such distribution;

(iii)	upon the occurrence of certain significant business events;

(iv)
if, at any time after the calendar quarter ending on March 31, 2022 (and only during such calendar quarter), the last reported price of the Company’s common shares for at least 20 trading days (whether or not consecutive) during the last period of 30 trading days of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day (this has not occurred for the year ended December 31
, 2022); or,

(v)	upon a call for redemption by the Company, or upon the Company’s failure to pay the redemption price therefor.
Thereafter, the Convertible Notes will be convertible at any time until the close of business on the business day immediately preceding the maturity date. Upon conversion, the Convertible Notes may be settled, at the Company’s election, in common shares of the Company, cash or a combination thereof. The initial conversion rate for the Convertible Notes will be 21.2307 shares per one thousand principal amount of Convertible Notes, equivalent to an initial conversion price of approximately $47.10 per share.
The Convertible Notes mature on January 15, 2027, unless earlier repurchased, redeemed or converted. The Company may not redeem the Convertible Notes prior to December 6, 2024, except upon the occurrence of certain changes to the laws governing Canadian withholding taxes. After December 6, 2024, the Company has the right to redeem the Convertible Notes at its option in certain circumstances including:

(i)
on or after December 6, 2024, if the Company’s share price for at least 20 trading days during any 30 consecutive trading day period ending on, and including, the last trading day of the immediately preceding calendar quarter is over 130% of the conversion price on each applicable trading day, at a redemption price equal to 100% of the principal plus accrued and unpaid interest; and

(ii)	if the Company becomes obligated to pay additional amounts as a result of its obligation to bear the cost of Canadian or non-Canadian withholding tax, if applicable;

Redemption can result in exercisability of the conversion option.
Holders of Convertible Notes have the right to require the Company to repurchase their Convertible Notes upon the occurrence of certain events.